Exhibit 10.1
THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [*****]

AMENDMENT NO. 1

TO

THE A320 NEO FAMILY PURCHASE AGREEMENT

        Dated as of December 20, 2019

BETWEEN AIRBUS S.A.S.

AND

SPIRIT AIRLINES, INC.

This Amendment No. 1 to the A320 NEO Family Purchase Agreement dated as of December 20, 2019 (this “Amendment”), is entered into as of June 24, 2020 by and between AIRBUS S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “Buyer”).

WHEREAS, the Buyer and the Seller have entered into an A320 NEO Family Purchase Agreement, dated as of December 20, 2019 which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time (the “Agreement”); and

WHEREAS, the Buyer and the Seller agree to [*****] and

WHEREAS, contemporaneously herewith, Buyer and Seller are entering into Amendment No. 26 to the Legacy Purchase Agreement (the "Legacy Agreement Amendment");

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them, as applicable, in the Agreement and the Legacy Agreement Amendment. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
[*****] NKS A320 NEO - Amendment No.1  1
PRIVILEGED AND CONFIDENTIAL

1  AMENDMENTS

1.1  Delivery

1.1.1  The Parties agree to [*****]:
[*****]
1.1.2 As a result of the above [*****]:

“Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall [*****]:

        [*****]

2  EFFECT OF THE AMENDMENT

2.1  The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

2.2  The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

3  CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.8 of the Agreement.

4  GOVERNING LAW

4.1  THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL
BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF
WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF
CLAUSE 22.5 OF THE AGREEMENT.

4.2  IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS
FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS
AMENDMENT.

5  COUNTERPARTS

[*****] NKS A320 NEO - Amendment No.1  2
PRIVILEGED AND CONFIDENTIAL

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Scott M. Haralson	By:	/s/ Benoit de Saint-Exupery
Its:	Senior Vice President and Chief Financial Officer	Its:	Senior Vice President, Contracts
[*****] NKS A320 NEO - Amendment No.1  3
PRIVILEGED AND CONFIDENTIAL

Letter Agreement No. 8 to

A320 Neo Family Purchase Agreement

As of December 20, 2019

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: [*****]

Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered an A320 NEO Family Purchase Agreement, dated as of the date hereof (the “Agreement”). The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.DEFINITIONS

Clause 0 of the Agreement is amended to add the following defined terms:

“Buyer Bank Account - An account established in the Buyer’s name at any bank, savings and loan or credit union chartered under the laws of the United States or any political subdivision thereof. The Buyer will provide written payment instructions, including the ABA routing number, SWIFT code, branch address and phone number of such institution, together with the account number of, and the account owner’s name on, such account, not less than 30 days in advance of any payment due to the Buyer hereunder that the Buyer wishes the Seller to direct to such account. The Buyer hereby represents and warrants that it will be, at the time of such notice and of any such payment, the sole legal and beneficial owner of such account.”

[*****]

2.[*****]
[*****] - Letter Agreement No. 8 1 - 7
PRIVILEGED AND CONFIDENTIAL

3.[*****]

4.[*****]

5.[*****]

6.[*****]

7.[*****]

8.[*****]

9.ASSIGNMENT

[*****]

10.MISCELLANEOUS

The provisions of Clauses 22.5, 22.8 and 20.13 of the Agreement are incorporated herein by reference and made a part hereof as though set forth in full herein.

[SIGNATURE PAGE FOLLOWS]

[*****] - Letter Agreement No. 8 2 - 7
PRIVILEGED AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S

By: /s/ Benoit de Saint-Exupery

Its:Senior Vice President, Contracts

Accepted and agreed,

SPIRIT AIRLINES, INC.

By: /s/ Scott M. Haralson

Its: Senior Vice President and Chief Financial Officer

[*****] - Letter Agreement No. 8 December 2019

Annex A to the Amended and Restated Letter Agreement No.8 to the Agreement

[*****]
[*****] - Annex A to the Amended and Restated Letter Agreement No.8 to the Agreement
PRIVILEGED AND CONFIDENTIAL

Annex B to the Amended and Restated Letter Agreement No.8 to the Agreement

[*****]
[*****] - Annex B to the Amended and Restated Letter Agreement No.8 to the Agreement
PRIVILEGED AND CONFIDENTIAL

Annex C to the Amended and Restated Letter Agreement No.8 to the Agreement

[*****]
[*****] - Annex C to the Amended and Restated Letter Agreement No.8 to the Agreement
PRIVILEGED AND CONFIDENTIAL